SECURITIMISS    ION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant5(d)    of the Securities Exchange Act of 1934

Date of Report: 27-Sep-99

ADVANTA      1998-4A,  1998-4B, 1998-4C

New York        333-52351-02                 "Pending"
                333-52351-03
                333-52351-04


c/o ADVAUSA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.         Other Events

Informatdis     tributions to Certificate holders
for the y Pe    riod of the Trust in respect of
the MortSeri    es 1998-4, Class A, Class B
and Clastes"    ) issued by the Registrant and the
performanclu    ding distributions of principal
and intelanc    es of Home  Loans,
and the rem     aining), together with certain other
informatcer     tificates, is contained in the
Monthly hly     Period provided to certificateholders
pursuantSer     vicing Agreement (the "Agreement")
dated as8 be    tween ADVANTA Mortgage Corp.,
USA as Ss Tr    ust Company, as Trustee.


Item 7.         Financial Statements, Exhibits

Exhibit .       Exhibit

               1Monthly Report for the August, 1999 Monthly
                Period relating to the Mortgage Backed Notes
                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                Trust 1998-4A, 1998-4B, 1998-4C.


                EXHIBIT INDEX

Exhibit

1.      port    for the August, 1999 Monthly
Period ratin    g to the Mortgage Backed Notes, Series
1998-4, ass     A, Class B, and Class C issued by the
ADVANTA rtga    ge Loan Trust 1998-4A, 1998-4B, 1998-4C.





                SIGNATURE


Pursuants of    the Securities Exchange Act
of 1934,dul     y caused this report to be signed
on its bigne    d thereunto duly authorized.



ADVANTA      1998-4A, 19984-B, 1998-4C.

BY:     rtga    ge Corp., USA




BY:     n Be    rens
H. John rens
Senior Ve Pr    esident
Advanta rtga    ge



30-Sep-99

                EXHIBIT 1


ADVANTA rtga    ge Loan Trust 1998-4A

        Sta     tement to Certificateholders

Original        Prior
Face            Principal
Class           Balance         Interest       Principal      Total
A       0,00    0      579,225,68       3,206,31      10,404,29     13,610,609.07
A Certificate   1,237,06                      1,237,062.47

Totals  0,00    0      579,225,68       4,443,37      10,404,29     14,847,671.54

                Current        Pass-Through
Realized        Deferred        Principal      Rates
Class           Interest        Balance        Current        Next
A               568,821,392.      6.038750%     6.082500%
A Certificate   NA            NA

Totals          ########

                Prior                                                       Current
                Principal                                                   Principal
Class           Balance         Interest       Principal      Total         Balance
A       C4      891.116440       4.932794      16.006605     20.939399    875.109835
A Certificate   0.000000       1.903173       0.000000      1.903173      0.000000

Delinque:
                90+ Days       Loans         Loans
                30-59           60-89          excldg f/c,REO in            in
                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A Bala    n  13,619,897.93   2,698,355.52     722,877.09  5,570,087.68  1,070,289.01
% of PooBala    n        2.29458%       0.45460%       0.12179%      0.93841%      0.18031%
Number oLoan    s             261             64             17            85            21
% of Loans      2.77660%       0.68085%       0.18085%      0.90426%      0.22340%

                Loans
                in
                Foreclosure
Trust A Bala    n          9,673,957.18
% of PooBala    n        1.62980%
Number oLoan    s             177
% of Loans         1.88%

General mati    on:
                Trust A
Beginnine Lo    an Balance                                                   603,971,905.65
Prefunding             0
Principal Reduct########
Ending Aoan     Balance                                                      593,567,612.43

Beginnine Lo    an Count                                                               9554
Ending Aoan     Count                                                                  9400

Current upon    Rate                                                             9.655072%
Next Wein Ra    te                                                                9.644068%

Mortgageucti    on Information:
                Trust A
Scheduled Princi########
Curtailments           0
Prepayments     ########
Repurchases            0
Substitutions          0
Liquidation Proc########
Other Principal        0

Less: Realized L########

Total Principal ########

Servicer Information:
                Trust A
Accrued he C    urrent Period                                                         251,654.96
Less: Amrest    Shortfalls                                                       4,737.86
Less: Dees      58,484.35
Collecter Cu    rrent Period:                                                         188,432.75

Advanced PrincipN/A
Advanced Interes########

                Other           Scheduled       Interest       Available     Available Funds
Prepayment      Unscheduled     Principal      Carry          Funds Cap     Cap Carry
Principal       Principal       Distribution   Forward        Current       Forward
Class   d       Distributed     Amount         Amount         Amount        Amount
Class A 844,    3             560     10,321,409                                                    -
                -

Total   844,    3             560     10,321,409                                                    -


Applied
RealizedLoss
Amount
Class A         -
                -

Total           -

                Prior                                     Current
Has a           Remaining         Over-       Accelerated      Extra          Over
Trigger vent    Pre-Funded     Collateral      Principal     Principal     Collateral
Occurre d       Amount         Amount       Distributed   Distributed      Amount
Trust A         0.00       24,746,219.80      82,883.64          0.00 24,746,219.80

Total           24,746,219             82         0.00 24,746,219.80

Specifi ed      Over-
Over-           Collateral
Collateral      Deficit
Amount          Amount
Trust A     19.80            0.00


Total       19.80            0.00







Trust A Insured        0
Pool Rolnque    ncy rate                                                           0.012285
Pool Cumsses    - Average of 12 preceeding remittance periods                        0.00%
Pool Cumsses    - Percentage of the original aggregate loan balance                  0.00%
Book Value of RE########
Cumulatige l    oans repurchased to date                                                 11
Unreimbuvici    ng Advances Paid Back to Servicer This Period                    29,594.41


TOTAL AVAILABLE FUNDS:
Current tere    st Collected:                           3,655,583.54

PrincipaColl    ected:                                  9,844,239.68

InsurancProc    eeds Received:                                           -

Net Liquatio    n Proceeds:                                477,169.90

Delinquey Ad    vances on Mortgage Interest:            1,145,425.49

Delinquey Ad    vances on Mortgage Principal     NA

Repurchaand     Substitution Amounts:                                   -

Trust Teinat    ion Proceeds:                                            -

InvestmeEar     nings on Certificate Account:                14,499.67

Capitalid In    terest Requirement:                                      -

Capitalid In    terest Fund Earnings                      0.00

Capitalid In    terest Account                            0.00

InvestmeEar     nings on Pre-Funding Account               0.00

RemaininPre-    Funding Account:                                         -

Sum of tAbo     ve Amounts:                                         15,136,918.28

LESS:

ServicinFees    (including PPIS):                         193,170.61

Non Recorabl    e Advance                                         209.10

IndenturTrus    tee Fees:                                      3,523.17

Owner Trtee     Fees:                                         0

InsurancPrem    iums:                                        62,749.45

Reimbursent     of Delinquency Advances/Servicin             29,594.41

Total Rectio    ns to Available Funds Amount:                            289,246.74

Total Avlabl    e Funds:                                                         14,847,671.54

                EXHIBIT 1


ADVANTA rtga    ge Loan Trust 1998-4B

        Sta     tement to Certificateholders
Original        Prior
Face            Principal
Class           Balance         Interest       Principal      Total
B       0,00    0      313,074,16       1,733,02        5,062,2       6,795,315.43
B Certificate   586,1                         586,152.30

Totals  0,00    0      313,074,16       2,319,18        5,062,2       7,381,467.73

                Current        Pass-Through
Realized        Deferred        Principal      Rates
Class           Interest        Balance        Current        Next
B               308,011,879.      6.038750%     6.082500%
B Certificate   NA            NA

Totals          ########

                Prior                                                       Current
                Principal                                                   Principal
Class           Balance         Interest       Principal      Total         Balance
B       D2      894.497618       4.951510      14.463677     19.415187    880.033941
B Certificate   0.000000       0.901773       0.000000      0.901773      0.000000

Delinque:
                90+ Days       Loans         Loans
                30-59           60-89          excldg f/c,REO in            in
                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B Bala    n   6,323,379.00   2,695,968.15     552,154.75  2,170,399.59    438,242.09
% of PooBala    n        1.96784%       0.83899%       0.17183%      0.67543%      0.13638%
Number oLoan    s             114             40             12            34            10
% of Loans      2.67983%       0.94029%       0.28209%      0.79925%      0.23507%

                Loans
                in
                Foreclosure
Trust B Bala    n   6,487,807.57
% of PooBala    n        2.01901%
Number oLoan    s              99
% of Loans         2.33%

General mati    on:
                Trust B
Beginnine Lo    an Balance                                                   326,255,824.98
Subsequedded    This Period                                                          0.00
Principal Reduct########
Ending Aoan     Balance                                                      321,336,752.49

Beginnine Lo    an Count                                                               4316
Ending Aoan     Count                                                                  4254

Current upon    Rate                                                             9.663181%
Next Wein Ra    te                                                                9.649039%

Mortgageucti    on Information:
                Trust B
Scheduled Princi########
Curtailments           0
Prepayments     ########
Repurchases            0
Substitutions          0
Liquidation Proc       0
Other Principal        0

Less: Realized L       0

Total Principal ########

Servicer Information:
                Trust B
Accrued he C    urrent Period                                                         135,939.93
Less: Amrest    Shortfalls                                                       1,271.13
Less: Dees      29,854.32
Collecter Cu    rrent Period:                                                         104,814.48

Advanced PrincipN/A
Advanced Interes########

                Other           Scheduled       Interest       Available     Available Funds
Prepayment      Unscheduled     Principal      Carry          Funds Cap     Cap Carry
Principal       Principal       Distribution   Forward        Current       Forward
Class   d       Distributed     Amount         Amount         Amount        Amount
Class B 199,    5                       4,919,07                                                    -
                -                                                                        -

Total   199,    5                       4,919,07                                                    -


Applied
RealizedLoss
Amount
Class B         -
                -

Total           -

                Prior                                     Current
Has a           Remaining         Over-       Accelerated      Extra          Over
Trigger vent    Pre-Funded     Collateral      Principal     Principal     Collateral
Occurre d       Amount         Amount       Distributed   Distributed      Amount
Trust B         0.00       13,181,658.73     143,214.37          0.00 13,324,873.10

Total           13,181,658           143,         0.00 13,324,873.10

Specifi ed      Over-
Over-           Collateral
Collateral      Deficit
Amount          Amount
Trust B     73.10            0.00


Total       73.10            0.00







Trust B Insured        0
Pool Rolnque    ncy rate                                                               0.01
Pool Cumsses    - Average of 12 preceeding remittance periods                        0.00%
Pool Cumsses    - Percentage of the original aggregate loan balance                  0.00%
Book Value of RE########
Cumulatige l    oans repurchased to date                                                  8
Unreimbuvici    ng Advances Paid Back to Servicer This Period                        280.96


TOTAL AVAILABLE FUNDS:
Current tere    st Collected:                           2,009,517.86

PrincipaColl    ected:                                  4,919,072.49

InsurancProc    eeds Received:                                           -

Net Liquatio    n Proceeds:                                              -

Delinquey Ad    vances on Mortgage Interest:               587,851.96

Delinquey Ad    vances on Mortgage Principal               NA

Repurchaand     Substitution Amounts:                                   -

Trust Teinat    ion Proceeds:                                            -

InvestmeEar     nings on Certificate Account:                  7,211.52

Capitalid In    terest Requirement:                       0.00

Capitalid In    terest Fund Earnings                      0.00

Capitalid In    terest Account                            0.00

InvestmeEar     nings on Pre-Funding Account               0.00

RemaininPre-    Funding Account:                                         -

Sum of tAbo     ve Amounts:                                           7,523,653.83

LESS:

ServicinFees    (including PPIS):                         106,085.61

Dealer Rerve    :                                                        -

IndenturTrus    tee Fees:                                      1,903.16

Owner Trtee     Fees:                                         0

InsurancPrem    iums:                                        33,916.37

Reimbursent     of Delinquency Advances/Servicin                  280.96

Total Rectio    ns to Available Funds Amount:                            142,186.10

Total Avlabl    e Funds:                                                           7,381,467.73

                EXHIBIT 1


ADVANTA rtga    ge Loan Trust 1998-4C

        Sta     tement to Certificateholders
Original        Prior
Face            Principal
Class           Balance         Interest       Principal      Total
C       0,00    0        87,505,3          472,3        2,447,4       2,919,823.91
C Certificate   220,1                         220,164.24

Totals  0,00    0        87,505,3          692,5        2,447,4       3,139,988.15

                Current        Pass-Through
Realized        Deferred        Principal      Rates
Class           Interest        Balance        Current        Next
C               85,057,834      5.888750%     5.932500%
C Certificate   NA            NA

Totals          ########

                Prior                                                       Current
                Principal                                                   Principal
Class           Balance         Interest       Principal      Total         Balance
C       E0      875.053029       4.723555      24.474685     29.198239    850.578344
C Certificate   0.000000       0.338714       0.000000      0.338714      0.000000

Delinque:
                90+ Days       Loans         Loans
                30-59           60-89          excldg f/c,REO in            in
                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C Bala    n   1,792,369.53     162,819.03      53,083.32  1,333,514.87    138,950.03
% of PooBala    n        1.99318%       0.18106%       0.05903%      1.48292%      0.15452%
Number oLoan    s              24              2              1            16             2
% of Loans      2.48190%       0.20683%       0.10341%      1.65460%      0.20683%

                Loans
                in
                Foreclosure
Trust C Bala    n   3,963,366.66
% of PooBala    n        4.40742%
Number oLoan    s              41
% of Loans         4.24%

General mati    on:
                Trust C
Beginnine Lo    an Balance                                                   92,372,388.06
Prefunding      N/A
Principal Reduct########
Ending Aoan     Balance                                                      89,924,919.60

Beginnine Lo    an Count                                                                992
Ending Aoan     Count                                                                   967

Current upon    Rate                                                             9.610477%
Next Wein Ra    te                                                                9.592615%

Mortgageucti    on Information:
                Trust C
Scheduled Princi48,694.88
Curtailments           0
Prepayments     ########
Repurchases            0
Substitutions          0
Liquidation Proc       0
Other Principal        0

Less: Realized L       0

Total Principal ########

Servicer Information:
                Trust C
Accrued he C    urrent Period                                                           38,488.49
Less: Amrest    Shortfalls                                                       1,410.75
Less: Dees      7,998.32
Collecter Cu    rrent Period:                                                           29,079.42

Advanced PrincipN/A
Advanced Interes########

                Other           Scheduled       Interest       Available     Available Funds
Prepayment      Unscheduled     Principal      Carry          Funds Cap     Cap Carry
Principal       Principal       Distribution   Forward        Current       Forward
Class   d       Distributed     Amount         Amount         Amount        Amount
Class C 398,    7                       2,447,46                                                    -
                -                                                                        -

Total   398,    7                       2,447,46                                                    -


Unpaid
RealizedLoss
Amount
Class C         -
                -

Total           -

                Prior                                     Current
Has a           Over-       Accelerated      Extra          Over
Trigger vent    Collateral      Principal     Principal     Collateral
Occurre d       Amount       Distributed   Distributed      Amount
Trust C         4,867,085.20           0.00          0.00  4,867,085.20

Total           4,867,08                        0.00  4,867,085.20

Specifi ed      Over-
Over-           Collateral
Collateral      Deficit
Amount          Amount
Trust B     85.20            0.00


Total       85.20            0.00







Trust C Insured        0
Pool Rolnque    ncy rate                                                               0.03
Pool Cumsses    - Average of 12 preceeding remittance periods                        0.00%
Pool Cumsses    - Percentage of the original aggregate loan balance                  0.00%
Book Value of RE########
Cumulatige l    oans repurchased to date                                                  3
Unreimbuvici    ng Advances Paid Back to Servicer This Period                         0.00


TOTAL AVAILABLE FUNDS:
Current tere    st Collected:                              579,208.98

PrincipaColl    ected:                                  2,447,468.46

InsurancProc    eeds Received:                                           -

Net Liquatio    n Proceeds:                                              -

Delinquey Ad    vances on Mortgage Interest:               152,578.29

Delinquey Ad    vances on Mortgage Principal               NA

Repurchaand     Substitution Amounts:                                   -

Trust Teinat    ion Proceeds:                                            -

InvestmeEar     nings on Note Account:                         3,064.20


Sum of tAbo     ve Amounts:                                           3,182,319.93

LESS:

ServicinFees    (including PPIS):                           30,490.17

Dealer Rerve    :                                                        -

IndenturTrus    tee Fees:                                         538.84

Owner Trtee     Fees:                                         0

InsurancPrem    iums:                                        11,302.77

Reimbursent     of Delinquency Advances/Servicin                         -

Total Rectio    ns to Available Funds Amount:                              42,331.78

Total Avlabl    e Funds:                                                           3,139,988.15